Supplement to the
Fidelity Floating Rate High Income Fund
December 30, 2006
Prospectus

At its January 2007 meeting, the Board of Trustees approved decreasing the fund's individual fund fee rate component of its management fee from 0.55% to 0.45%.

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 5.

Annual operating expenses (paid from class assets)

Management fee	0.57%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.14%
Total annual class operating expenses	0.71%

Effective February 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

FHI-07-02 March 30, 2007
1.778339.111